SUPPLEMENT TO THE PROSPECTUS
Supplement dated September 22, 2022, to the Prospectus dated November 26, 2021.

MFS® Emerging Markets Equity Research Fund

Effective December 31, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Gregory Johnsen	December 2022	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":
Effective December 31, 2022, Deividas Seferis will no longer be a portfolio manager of the fund.

Effective December 31, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Gregory Johnsen	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2019; Institutional Portfolio Manager at Parametric Portfolio Associates prior to 2019

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